UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2011
ENZON PHARMACEUTICALS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)
20 Kingsbridge Road, Piscataway, New Jersey (Address of principal executive offices)	08854 (Zip Code)
(732) 980-4500 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2011, the Board of Directors (the “Board”) of the Enzon Pharmaceuticals, Inc. (the “Company”) authorized and directed the Compensation Committee of the Company to terminate the Company’s Executive Deferred Compensation Plan (the “Plan”), effective September 22, 2011. As required by Section 409A of the Internal Revenue Code, participants in the Plan, including Mr. Ralph del Campo, Chief Operating Officer and Principal Executive Officer of the Company, and Mr. Jeff Buchalter, former President, Chief Executive Officer and a director of the Company until February 22, 2010, will receive a payout to the participants’ accounts no earlier than twelve months after the termination of the Plan and no later than twenty four months after such date.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: September 20, 2011	By: /s/ Andrew Rackear
Name: Andrew Rackear
Title: Vice President and General Counsel